INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The components of earnings (loss) before income taxes consist of the following:

	2020	2019
Continuing operations
Canadian	$(24,872)	$(23,451)
Foreign	(57,188)	(42,334)
	$(82,060)	$(65,785)
The income tax expense (recovery) consists of:

	2020	2019
Canadian:
Current	$(8,349)	$126
Deferred	—	8,706
	$(8,349)	$8,832
Foreign:
Current	$(2,410)	$41
Deferred	(1,150)	5
	$(3,560)	$46
Total:
Current	$(10,759)	$167
Deferred	(1,150)	8,711
	$(11,909)	$8,878
The reconciliation of income taxes calculated at the statutory rate to the actual income tax provision for the years ended December 31 was as follows:

	2020	2019
Income tax expense (recovery) at Canadian statutory income tax rates of 26.99% (2019 -26.99%)	$(22,148)	$(17,755)
Increase (decrease) in income taxes for:
Permanent and other differences	1,353	2,007
Investment tax credits	(2,396)	(3,494)
Foreign exchange and tax rates differential	(7,434)	976
Change in valuation allowance	20,221	34,230
Stock-based compensation expense	894	1,263
Change in estimate	(2,399)	(8,349)
Income tax expense (recovery)	$(11,909)	$8,878

Deferred tax assets and liabilities
The tax effects of temporary differences that give rise to significant deferred tax assets and deferred tax liabilities were as follows at December 31:

	2020	2019
Deferred income tax assets (liabilities)
Property and equipment	$(4,801)	$(3,515)
Non capital loss carry-forwards	114,744	101,340
Capital loss carry-forwards	2,160	3,284
Scientific research and development expenses and credits	28,932	25,437
Reserves and other	24,533	19,777
Investments	(1,309)	(1,106)
Acquired intangibles	(9,468)	(6,591)
Lease liabilities	4,219	6,144
	159,010	144,770
Valuation allowance	168,133	147,912
	$(9,123)	$(3,142)

	2020	2019
Classification:
Assets
Non-current	$1,135	$1,779
Liabilities
Non-current	(10,258)	(4,921)
	$(9,123)	$(3,142)

At December 31, 2020, we have provided for a valuation allowance on our deferred tax assets of $168,133 (2019 - 147,912)
At December 31, 2020, we have Canadian allowable capital loss carry-forwards of $8,626 that are available, indefinitely, to be deducted against future Canadian taxable capital gains. In addition, we have Canadian SR&ED expenditure carry-forwards of $6,989 that are available, indefinitely, to be deducted against future Canadian taxable income, tax credits of $23,500 and $10,724 available to offset future
Canadian federal and provincial income taxes payable, respectively. The investment tax credits expire between 2024 and 2039. At December 31, 2020, our U.S. subsidiary has $6,445 of California research & development tax credits which may be carried forward indefinitely.
At December 31, 2020, net operating loss carry-forwards for our foreign subsidiaries were $78,406 for U.S. income tax purposes, of which, $22,417 may be carried forward indefinitely, and $55,989 expires between 2021 and 2037, $876 for Sweden income tax purposes, $25 for Norway income tax purposes, $90,874 for Luxembourg income tax purposes, of which, $38,763 may be carried forward indefinitely, and $52,111 expires from 2035, and $275,430 for French income tax purposes. The Sweden, Norway, and French net operating loss carry-forward may be carried forward indefinitely. Our foreign subsidiaries may be limited in their ability to use foreign net operating losses in any single year depending on their ability to generate significant taxable income. In addition, the utilization of the U.S. net operating losses is also subject to ownership change limitations provided by U.S. federal and specific state income tax legislation. The amount of French net operating losses deducted each year is limited to €1.0 million plus 50% of French taxable income in excess of €1.0 million. Our French net operating losses carry-forward is subject to the “continuity of business” requirement. Our French subsidiaries also have research tax credit carried forward of $3,226 and employment tax credit carried forward of $119 as at December 31, 2020. The French tax credits may be used to offset against corporate income tax and if any tax credits are not fully utilized within a three-year period following the year the tax credits are earned, it may be refunded by the French tax authorities. Tax loss and tax credits carry-forwards are denominated in the currency of the countries in which the respective subsidiaries are located and operate. Fluctuations in currency exchange rates could reduce the U.S. dollar equivalent value of these tax loss and research tax credit carry forwards in future years.
We estimated utilizing $3,291 of Canadian allowable capital loss to offset the capital gain resulting from the divestiture of the automotive business.
In assessing the realizability of our deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which temporary differences become deductible and the loss carry-forwards or tax credits can be utilized. Management considers projected future taxable income and tax planning strategies in making our assessment.
Accounting for uncertainty in income taxes
At December 31, 2020, we had gross unrecognized tax benefits of $4,474 (2019 — $4,628).  Of this total, $559 (2019 — $447) represents the amount of unrecognized tax benefits that, if recognized, would favorably impact our effective tax rate.
Below is a reconciliation of the total amounts of unrecognized tax benefits for the years ended December 31:

	2020	2019
Unrecognized tax benefits, beginning of year	$4,628	$4,482
Increases — tax positions taken in prior periods	70	49
Increases — tax positions taken in current period	—	—
Settlements and lapses of statute of limitations	(224)	97
Unrecognized tax benefits, end of year	$4,474	$4,628
We recognize interest expense and penalties related to unrecognized tax benefits within the provision for income tax expense on the consolidated statement of operations. At December 31, 2020, we had increased $50 (2019 - increased $56) for accruals of interest and penalties.
In the normal course of business, we are subject to audit by the Canadian federal and provincial taxing authorities, by the U.S. federal and various state taxing authorities and by the taxing authorities in various foreign jurisdictions. Tax years ranging from 2007 to 2020 remain subject to examination in Canada, the United States, the United Kingdom, France, Germany, Australia, New Zealand, China, Hong Kong, Brazil, South Africa, Japan, Korea, Taiwan, Italy, Sweden, Norway, India, Spain, and Luxembourg.
The Company regularly engages in discussions and negotiations with tax authorities regarding tax matters in various jurisdictions. The Company believes it is reasonably possible that certain tax matters may be concluded in the next 12 months. The Company estimates that the unrecognized tax benefits at December 31, 2020 could reduce by approximately $833 in the next 12 months.
Deferred taxes on foreign earnings
No provision for taxes has been provided on undistributed foreign earnings, as it is the Company’s intention to indefinitely reinvest undistributed earnings of its foreign subsidiaries. It is not practical to estimate the income tax liability that might be incurred if there is a change in management’s intention in the event that a remittance of such earnings occur in the future.
Government Subsidies
Government grant is recognized when there is reasonable assurance that (a) the Company will comply with eligible requirements attached to the grant and (b) the grant will be received. Government grant is recorded as a reduction in the cost of the related expenditures.
In 2020, the Company recorded government grants under the Canada Emergency Wage Subsidy of $6,332 and other COVID-19 related subsidies of $920.

2020
Cost of sales	$180
Sales and marketing	1,588
Research and development	4,186
Administration	1,298
$7,252